UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2007

VITAL LIVING, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-33211	88-0485596
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5080 North 40th Street, Suite 105, Phoenix, Arizona 85018
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (602) 952-9909

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

VITAL LIVING, INC.

FORM 8-K

CURRENT REPORT

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)     Effective January 1, 2007, Epstein, Weber, and Conover, PLC ("Epstein Weber") combined its practice with Moss Adams LLP ("Moss Adams") and on April 23, 2007 informed Vital Living, Inc. (the “Company”) that it was resigning as the independent registered public accounting firm for the Company. According to information provided to the Company, all of the partners of Epstein Webber have become partners of Moss Adams.

The report of Epstein Weber on the financial statements of the Company for the fiscal years ended December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, with the exception of an explanatory paragraph in each opinion related to the financial statements for the fiscal years ended December 31, 2006 and 2005 indicating substantial doubt about the Company's ability to continue as a going concern.

During the two most recent fiscal years ended December 31, 2006 and 2005 and the subsequent interim reporting period from the last audit date of December 31, 2006, through and including the effective termination date of April 23, 2007, there were (i) no disagreements between the Company and Epstein Weber on any matter of accounting principles or practices, financial statement disclosure, auditing scope, or procedure which disagreements if not resolved to the satisfaction of Epstein Weber, would have caused Epstein Weber to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested Epstein Weber to furnish a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether Epstein Weber agrees with the statements made by the Company. A copy of this letter addressed to the SEC, dated May 18, 2007, is filed as Exhibit 16.1 to this Form 8-K.

(b)     On May 1, 2007, the Board of Directors of the Company engaged the accounting firm of Shelley International LLC (“Shelley International”) as the Company’s new independent registered public accountants to audit the Company’s financial statements.

Shelley International has not audited the Company’s financial statements in the two most recent fiscal years or any interim period. Prior to appointing Shelley International to audit the Company’s financial statements, the Company did not consult with Shelley International regarding any accounting, auditing, or financial reporting matters, including (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions).

Item 9.01. Financial Statements and Exhibits.

(a)             Financial Statements of Business Acquired.

  Not applicable.

(b)            Pro Forma Financial Information.

  Not applicable.

(c)            Exhibits.

  16.1       Letter of Epstein, Weber & Conover, PLC to the Securities and Exchange Commission, dated May 18, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAL LIVING, INC.

Date: May 18, 2007	By:	/s/ Stuart Benson
Stuart Benson
Chief Executive Officer